UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2016

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

On February 26, 2016, CenterPoint Energy, Inc. (“CenterPoint Energy”) reported fourth quarter and full year 2015 earnings. For additional information regarding CenterPoint Energy’s fourth quarter and full year 2015 earnings, please refer to CenterPoint Energy’s press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein.

CenterPoint Energy and its subsidiary, CenterPoint Energy Resources Corp. (“CERC”), recorded non-cash impairment charges of $984 million related to the 55.4 percent equity investment in Enable Midstream Partners, LP (“Enable Midstream”) for the three months ended December 31, 2015, inclusive of its share of impairment charges recorded by Enable Midstream for long-lived assets.

CenterPoint Energy and CERC evaluate equity method investments for impairment when factors indicate that a decrease in the value of its investment has occurred and the carrying amount of its investment may not be recoverable. An impairment loss, based on the excess of the carrying value over estimated fair value of the investment, is recognized in earnings when an impairment is deemed to be other than temporary. Considerable judgment is used in determining if an impairment loss is other than temporary and the amount of any impairment. Based on the sustained low Enable Midstream common unit price and further declines in such price during the three months ended December 31, 2015, as well as the market outlook for continued depressed crude oil and natural gas prices impacting the midstream oil and gas industry, CenterPoint Energy and CERC determined in connection with their preparation of financial statements for the three months ended December 31, 2015 that an other than temporary decrease in the value of the investment in Enable Midstream had occurred.

Both the income approach and market approach were utilized to estimate the fair value of CenterPoint Energy’s and CERC’s total investment in Enable Midstream, which includes the common and subordinated units representing limited partner interests, general partner interest and incentive distribution rights held by CenterPoint Energy and CERC. The determination of fair value considered a number of relevant factors including Enable Midstream’s common unit price and forecasted results, recent comparable transactions and the limited float of Enable Midstream’s publicly traded common units.

Item 7.01 Regulation FD Disclosure.

CenterPoint Energy is holding a conference call to discuss its fourth quarter and full year 2015 earnings on February 26, 2016. Information about the call can be found in the press release furnished herewith as Exhibit 99.1. For additional information regarding CenterPoint Energy’s fourth quarter and full year 2015 earnings, please refer to the supplemental materials which are being posted on CenterPoint Energy’s website and are attached to this report as Exhibit 99.2 (the “Supplemental Materials”), which Supplemental Materials are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

The information in the Press Release and the Supplemental Materials is being furnished, not filed, pursuant to Item 2.02 and 7.01, respectively. Accordingly, the information in the Press Release and the Supplemental Materials will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued February 26, 2016 regarding CenterPoint Energy, Inc.’s fourth quarter and full year 2015 earnings

99.2	Supplemental Materials regarding CenterPoint Energy, Inc.’s 2015 earnings

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: February 26, 2016	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued February 26, 2016 regarding CenterPoint Energy, Inc.’s fourth quarter and full year 2015 earnings

99.2	Supplemental Materials regarding CenterPoint Energy, Inc.’s 2015 earnings